UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005 (September 21, 2004)

Distributed Energy Systems Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50453	20-0177690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Technology Drive Wallingford, Connecticut	06492
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 678-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Registrant from time to time issues stock options to its employees, officers and directors pursuant to its 2003 Stock Incentive Plan. The Registrant filed a copy of its 2003 Stock Incentive Plan as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on October 21, 2003.

The Registrant is filing herewith the forms of Incentive Stock Option Agreement and Non-Statutory Stock Option Agreement used by the Registrant in connection with option grants made under its 2003 Stock Incentive Plan. From time to time, the Registrant may issue stock options, restricted stock or other stock-based awards under this plan on terms different from those in the form agreements filed herewith.

The Registrant issued incentive stock options to the following officers and directors under its 2003 Stock Incentive Plan:

Officer	Date of Grant	Expiration Date	Number of Shares	Exercise Price
Coleman, Clint	1/10/2005	1/10/2015	25,000	$2.63
Friedland, Robert J.	1/10/2005	1/10/2015	20,000	$2.63
Glidden, John A.	1/10/2005	1/10/2015	15,000	$2.63
Murray, Mark	1/10/2005	1/10/2015	25,000	$2.63
Murray, Mark	9/27/2004	9/27/2014	125,000	$1.62
Schroeder, Walter W.	1/10/2005	1/10/2015	30,001	$2.63

These options were evidenced by Incentive Stock Option Agreements in the form filed herewith as described above. The options vest over four years, with twenty-five percent vesting on each anniversary of the date of grant.

The Registrant also issued stock options to the following officers and directors under its 2003 Stock Incentive Plan:

Officer or Director	Date of Grant	Expiration Date	Number of Shares		Exercise Price
Koeppe, Paul F.	9/21/2004	9/21/2014	1,500		$1.67
Koeppe, Paul F.	10/4/2004	10/4/2014	5,500		$1.81
Koeppe, Paul F.	10/4/2004	10/4/2014	2,500	(1)	$1.81
Koeppe, Paul F.	12/2/2004	12/2/2014	1,500		$2.61
Koeppe, Paul F.	1/6/2005	1/6/2015	4,500		$2.73
Koeppe, Paul F.	1/6/2005	1/6/2015	2,500	(2)	$2.73
Koeppe, Paul F.	1/6/2005	1/6/2015	10,000		$2.73
Ostroski, Gerald B.	9/21/2004	9/21/2014	1,500		$1.67
Ostroski, Gerald B.	10/4/2004	10/4/2014	6,500		$1.81
Ostroski, Gerald B.	10/4/2004	10/4/2014	3,500	(1)	$1.81
Ostroski, Gerald B.	12/2/2004	12/2/2014	1,500		$2.61
Ostroski, Gerald B.	1/6/2005	1/6/2015	6,000		$2.73
Ostroski, Gerald B.	1/6/2005	1/6/2015	4,500	(2)	$2.73
Ostroski, Gerald B.	1/6/2005	1/6/2015	10,000		$2.73
Ozanne, James	9/21/2004	9/21/2014	1,500		$1.67
Ozanne, James	10/4/2004	10/4/2014	4,000		$1.81
Ozanne, James	10/4/2004	10/4/2014	2,500	(1)	$1.81
Ozanne, James	12/2/2004	12/2/2014	1,500		$2.61
Ozanne, James	1/6/2005	1/6/2015	3,000		$2.73
Ozanne, James	1/6/2005	1/6/2015	2,500	(2)	$2.73
Ozanne, James	1/6/2005	1/6/2015	10,000		$2.73
Schroeder, Walter W.	1/10/2005	1/10/2005	9,999	(3)	$2.63
Sharp, Philip R.	9/21/2004	9/21/2014	1,500		$1.67
Sharp, Philip R.	10/4/2004	10/4/2014	4,000		$1.81
Sharp, Philip R.	10/4/2004	10/4/2014	2,500	(1)	$1.81
Sharp, Philip R.	1/6/2005	1/6/2015	1,000		$2.73
Sharp, Philip R.	1/6/2005	1/6/2015	2,500	(2)	$2.73
Sharp, Philip R.	1/6/2005	1/6/2015	10,000		$2.73
Shaw Jr., Robert W.	9/21/2004	9/21/2014	1,500		$1.67
Shaw Jr., Robert W.	10/4/2004	10/4/2014	1,500		$1.81
Shaw Jr., Robert W.	10/4/2004	10/4/2014	6,000	(1)	$1.81
Shaw Jr., Robert W.	12/2/2004	12/2/2014	1,500		$2.61
Shaw Jr., Robert W.	1/6/2005	1/6/2015	3,000		$2.73
Shaw Jr., Robert W.	1/6/2005	1/6/2015	6,000	(2)	$2.73
Shaw Jr., Robert W.	1/6/2005	1/6/2015	10,000		$2.73
Stern, Theodore	9/21/2004	9/21/2014	1,500		$1.67
Stern, Theodore	10/4/2004	10/4/2014	5,000		$1.81
Stern, Theodore	10/4/2004	10/4/2014	2,500	(1)	$1.81
Stern, Theodore	12/2/2004	12/2/2014	1,500		$2.61
Stern, Theodore	1/6/2005	1/6/2015	4,000		$2.73
Stern, Theodore	1/6/2005	1/6/2015	2,500	(2)	$2.73
Stern, Theodore	1/6/2005	1/6/2015	10,000		$2.73

(1)	These options vest ratably over a 12-month period from the date of grant (8.33% per month).
(2)	These options vest one-third on each of (i) the date of grant, (ii) one month from the date of grant and (iii) two months from the date of grant.
(3)	This option vests over four years, with twenty-five percent vesting on each anniversary of the date of grant.

These options were evidenced by Non-Statutory Stock Option Agreements in the form filed herewith as described above. Except as indicated, the options vested in full on the date of grant.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTED ENERGY SYSTEMS CORP.

Date: January 14, 2005	By:	/s/ John A. Glidden
John A. Glidden
Vice President Finance

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Incentive Stock Option Agreement

10.2	Form of Non-Statutory Stock Option Agreement